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                                                                    EXHIBIT 99.1


             STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER AND
                PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND
                 CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS

I, Norman H. Wesley, Chairman and Chief Executive Officer of Fortune Brands, Inc., state and attest that:

     1. To the best of my knowledge, based upon a review of the covered reports of Fortune Brands, Inc., and, except as corrected or supplemented in a subsequent covered report:

        - no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

        - no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

     2. I have reviewed the contents of this statement with the Company's Audit Committee.

     3. In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

        - The Annual Report on Form 10-K of Fortune Brands, Inc. for the year ended December 31, 2001;

        - all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Fortune Brands, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

        -   any amendments to any of the foregoing.



/s/ Norman H. Wesley                                 Subscribed and sworn to
-------------------------                            before me this 12th day of
Norman H. Wesley                                     August, 2002.


                                                     /s/ Susan Hackett
Date: August 12, 2002                                ---------------------------
                                                     Notary Public


                                                     My Commission Expires:
                                                              3/11/06
                                                     ---------------------------